UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 23, 2010

Hooker Furniture Corporation
(Exact name of registrant as specified in its charter)

Virginia	000-25349	54-0251350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, VA	24112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (276) 632-0459

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 23, 2010, Bruce A. Cohenour, President of Hooker Furniture Corporation's Casegoods division, informed the Company that he will resign effective November 30, 2010.

A copy of the Company's press release, issued November 26, 2010, announcing Mr. Cohenour's resignation is furnished as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

     Exhibit 99.1.       Press release dated November 26, 2010

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hooker Furniture Corporation (Registrant)
November 29, 2010 (Date)	/s/ PAUL A. HUCKFELDT Paul A. Huckfeldt Chief Accounting Officer

Exhibit Index
99.1	Press release dated November 26, 2010